UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): July 30, 2026

Kyndryl Holdings, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40853 (Commission File Number)	86-1185492 (I.R.S. Employer Identification No.)

One Vanderbilt Avenue, 15th Floor
New York, New York 10017
(Address of principal executive offices, and Zip Code)

855-596-3795
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 30, 2026, Kyndryl Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Amended and Restated Kyndryl 2021 Long-Term Performance Plan (the “Amended Plan”), which increased the number of shares of the Company’s common stock, par value $0.01 per share, issuable under the Amended Plan by 7,600,000 shares. The material terms of the Amended Plan are described in the section entitled “Proposal 3 – Approval of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan” on pages 84 through 89 of the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 16, 2026 (the “2026 Proxy Statement”) in connection with the Annual Meeting, which description is incorporated herein by reference.

The Amended Plan is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders: (1) elected the persons listed below to serve as directors; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) approved the Amended Plan; and (4) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027. Each of these proposals is described in greater detail in the 2026 Proxy Statement. Set forth below are the voting results for these proposals.

Proposal 1—Election of Directors

Each director nominee received the support of approximately 90% of the votes cast:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Harris II	131,463,668	14,889,234	496,108	34,094,713
Janina Kugel	133,068,451	13,327,286	426,273	34,094,713
Denis Machuel	133,130,682	13,239,670	451,658	34,094,713
Rahul N. Merchant	133,029,286	13,303,098	489,626	34,094,713
Jana Schreuder	132,813,978	13,610,953	397,079	34,094,713
Howard I. Ungerleider	132,723,237	13,670,696	428,077	34,094,713

Proposal 2—Advisory Vote to Approve Executive Compensation

75% of the votes present and entitled to vote approved the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
110,385,733	35,738,773	697,504	34,094,713

Proposal 3—Approval of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan

94% of the votes present and entitled to vote approved the Amended and Restated Kyndryl 2021 Long-Term Performance Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,325,459	6,784,271	712,280	34,094,713

Proposal 4—Ratification of the Appointment of the Independent Registered Public Accounting Firm

97% of the votes present and entitled to vote ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027:

Votes For	Votes Against	Abstentions
176,123,580	4,164,302	628,841

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Kyndryl 2021 Long-Term Performance Plan
104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2026

KYNDRYL HOLDINGS, INC.

By:	/s/ Ann Schlaffman
	Name:	Ann Schlaffman
	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary